          Semi-Annual Report

         --------------------
         Premier Limited Term
              New York
           Municipal Fund
         --------------------


          December 31, 1995


               [LION]

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Premier Limited Term New York Municipal Fund. For its semi-annual reporting period ended December 31, 1995, your Fund produced total returns of 4.55%, 4.48%, 4.41% and 4.68% for Class A, Class B, Class C and Class R shares, respectively.* During this six-month period, the Fund paid the following income dividends, which were exempt from Federal, State of New York and New York City personal income taxes:** approximately $.303 per share for Class A shares, producing an annualized distribution rate per share of 4.49%; approximately $.275 per share for both Class B and Class C shares, producing annualized distribution rates per share of 4.20% and 4.21%, respectively; and approximately $.319 per share for Class R shares, producing an annualized distribution rate per share of 4.87%.***

The Economy

    Evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other; all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November -- the increase in the Consumer Price Index was flat for the first time in 4-1/2 years -- and the generally slow rate of economic growth. As it did in July, the Federal
Reserve left unchanged the discount rate -- the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession.

Market Environment

    The rally in the bond market extended through the fourth quarter of 1995, resulting in some of the best returns in recent years. The yield on the benchmark 30-year Treasury bond fell below 6%, a decline of over 175 basis points for the full year. Demand for tax-exempt securities slowed during the fourth quarter, due to concerns about the ramifications of potential tax reform legislation. Consequently, municipal bonds underperformed taxable fixed-income securities during the last six months of 1995.

    The Fund's portfolio continued to emphasize premium coupon, high quality issues during the period. The weighted average maturity of the Fund's portfolio was extended slightly over the reporting period in seeking to take advantage of the declining interest rate environment. The average maturity of the Fund's portfolio was 6.15 years on December 31, 1995, slightly higher than its 6.06 year average maturity at the beginning of the period on June 30, 1995.

    We believe the credit outlook for New York State is stable as a mid-A level credit. In seeking to improve the fiscal health of the State of New York, Governor Pataki has worked hard with the business sector to maintain existing state manufacturing jobs by building public/private coalitions to address private sector needs. The 1997 fiscal-year budget proposed by Governor Pataki attempts to eliminate the fiscal 1996 operating deficit by cutting 7,400 state jobs and reducing Medicaid spending. Much of the Medicaid savings will depend upon the passage of the Republican-sponsored bill in Congress, a prospect that remains uncertain given the budget impasse that now prevails in Washington.

    The recently announced AT&T layoffs, combined with job reductions in the weak retail sector, pushed the unemployment rate higher in December (6.4% vs. 6.0% in November). The growth or contraction of the retail sector will be an important growth determinant for the State economy. We remain cautious on New York City, which continues to struggle with budget deficits. Despite Mayor Guiliani's cost-cutting programs over the past two years, he must cut approximately $2 billion to balance the fiscal-year 1999 budget. However, the mayor believes opportunity exists to implement additional cost-cutting measures.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                              Very truly yours,


                              John Flahive
                              Portfolio Manager
January 16, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.

 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, C and R shares.

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Investments                         December 31, 1995 (Unaudited)

                                                                                             Principal
Long-Term Municipal Investments--92.8%                                                         Amount         Value
----------------------------------------------------------------------------                 ---------      ----------
New York--84.9%
Albany County 7%, 10/1/2000 (Insured; FGIC, Prerefunded 10/1/1999) (a)......                 $ 125,000      $  141,225
Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC).................                   150,000         165,864
Erie County Water Authority, Water Revenue, Refunding:
    6.65%, 12/1/1999 (Insured; AMBAC).......................................                   250,000         273,915
    7%, 12/1/2000 (Insured; AMBAC)..........................................                   200,000         225,702
Greece Central School District 6%, 6/15/2010................................                   225,000         247,840
Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)..........................                   150,000         164,029
Metropolitan Transportation Authority, Refunding
    (Service Contract Transport Facilities) 7%, 7/1/1998 (Insured; AMBAC)...                   100,000         106,999
Municipal Assistance Corporation for New York City 7.10%, 7/1/2000..........                   100,000         111,056
Nassau County 7%, 7/1/2002 (Insured; AMBAC, Prerefunded 7/1/2000) (a).......                   100,000         112,697
New York State, Refunding 6.25%, 8/15/2004..................................                   200,000         222,292
New York State Dormitory Authority, Revenue:
    (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)..................                   130,000         138,934
    Refunding:
       (State University Educational) 7.125%, 5/15/2017 (Prerefunded 5/15/1999) (a)            250,000         278,897
       (Vassar College) 6%, 7/1/2005 (b)....................................                   250,000         274,183
New York State Housing Finance Agency, Refunding
    (State University Construction) 7.15%, 11/1/1997........................                   155,000         164,384
 New York State Medical Care Facilities Finance Agency, Revenue
    (Mental Health Services Facilities):
       6.60%, 8/15/1996.....................................................                   100,000         101,721
       7.75%, 8/15/2010 (Insured; MBIA, Prerefunded 2/15/2000) (a)..........                   210,000         242,460
New York State Mortgage Agency, Homeowner Mortgage Revenue
  7.50%, 10/1/1998..........................................................                    45,000          47,132
New York State Power Authority, General Purpose Revenue,
    7%, 1/1/2018 (Prerefunded 1/1/2010) (a).................................                   100,000         121,101
New York State Thruway Authority 6%, 4/1/2005...............................                   225,000         246,287
Orange County 5.10%, 11/15/2002.............................................                   130,000         136,011
Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)................................                   180,000         201,301
Port Washington Union Free School District 6%, 8/1/2001.....................                   125,000         134,969
Suffolk County, Public Improvement:
    6.875%, 7/15/1999 (Insured; FGIC, Prerefunded 7/15/1997) (a)............                   125,000         133,245
    7%, 4/1/2002 (Insured; MBIA, Prerefunded 4/1/2001) (a)..................                   150,000         169,402
Triborough Bridge and Tunnel Authority, General Purpose Revenue:
    7.40%, 1/1/2003 (Prerefunded 1/1/1999) (a)..............................                   200,000         222,042
    7%, 1/1/2011 (Prerefunded 1/1/1999) (a).................................                   150,000         164,847
Westchester County 6.625%, 11/1/2004 (c)....................................                   250,000         289,260

U. S. Related--7.9%
Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2011 (Insured; MBIA).........                   200,000         227,098
University of Puerto Rico, University Revenues, Refunding
    6.25%, 6/1/2006.........................................................                   200,000         225,744
                                                                                                            ----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $4,963,300).....................                                $5,290,637
                                                                                                            ----------
                                                                                                            ----------

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             December 31, 1995 (Unaudited)

                                                                                             Principal
Short-Term Municipal Investments--7.2%                                                         Amount          Value
---------------------------------------------------------------------------                  ---------      ----------
New York City Municipal Water Finance Authority,
    Water and Sewer Systems Revenue, VRDN 2.65% (d).........................                 $ 300,000      $  300,000
New York State Energy Research and Development Authority, PCR, Refunding,
    VRDN 5.90% (LOC; Morgan Guaranty Trust Co.) (d,e).......................                   110,000         110,000
                                                                                                            ----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $410,000)......................                                $  410,000
                                                                                                            ----------
                                                                                                            ----------
TOTAL INVESTMENTS--100.0%
    (cost $5,373,300).......................................................                                $5,700,637
                                                                                                            ----------
                                                                                                            ----------

Summary of Abbreviations
-------------------------------------------------------------------------------------------------------------------
AMBAC          American Municipal Bond Assurance Corporation         MBIA        Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                Insurance Corporation
LOC            Letter of Credit                                      PCR         Pollution Control Revenue
                                                                     VRDN        Variable Rate Demand Notes


Summary of Combined Ratings
----------------------------------------------------------------------------------------------------------------
Fitch (f)            or            Moody's            or          Standard & Poor's          Percentage of Value
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                                77.2%
AA                                 Aa                             AA                                 15.2
A                                  A                              A                                   3.9
BBB                                Baa                            BBB                                 1.8
F1                                 MIG1                           SP1                                 1.9
                                                                                                    ------
                                                                                                    100.0%
                                                                                                    ------
                                                                                                    ------

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Purchased on a delayed delivery basis.
(c) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
(d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(e) Secured by letters of credit.
(f) Fitch currently provides creditworthiness information for a limited number of investments.
(g) At December 31, 1995, the Fund had $1,464,949 (26.5%) of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education projects.


                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities              December 31, 1995 (Unaudited)

ASSETS:
    Investments in securities, at value (cost $5,373,300)--see Statement of Investments                      $5,700,637
    Cash...............................................................................                          11,717
    Interest receivable................................................................                          90,502
                                                                                                             ----------
                                                                                                              5,802,856
LIABILITIES:
    Due to The Dreyfus Corporation--Note 2(a)..........................................       $  4,715
    Due to Distributor--Note 2(b)......................................................            543
    Payable for shares of Beneficial Interest redeemed.................................        275,028
    Trustees' fees payable--Note 2(c)..................................................            274          280,560
                                                                                             ---------       ----------
NET ASSETS.............................................................................                      $5,522,296
                                                                                                             ----------
                                                                                                             ----------
REPRESENTED BY:
    Paid-in capital...................................................................                       $5,181,360
    Accumulated distributions in excess of investment income-net......................                          (2,498)
    Accumulated undistributed net realized gain on investments........................                           16,096
    Accumulated gross unrealized appreciation on investments..........................                          327,338
                                                                                                             ----------
NET ASSETS at value...................................................................                       $5,522,296
                                                                                                             ----------
                                                                                                             ----------
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest
      ($2,397,788 / 184,748 shares of Beneficial Interest outstanding)................                           $12.98
                                                                                                                 ------
                                                                                                                 ------
    Class B Shares
      unlimited number of shares of Beneficial Interest
      ($20,372 / 1,567 shares of Beneficial Interest outstanding).....................                           $13.00
                                                                                                                 ------
                                                                                                                 ------
    Class C Shares
      unlimited number of shares of Beneficial Interest
      ($857 / 66 shares of Beneficial Interest outstanding)...........................                           $12.99
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      unlimited number of shares of Beneficial Interest
      ($3,103,279 / 239,112 shares of Beneficial Interest outstanding)................                           $12.98
                                                                                                                 ------
                                                                                                                 ------

                     See notes to financial statements.

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Operations         six months ended December 31, 1995 (Unaudited)

INVESTMENT INCOME:
    Interest Income.........................................................                                   $146,452
    Expenses:
      Investment management fee--Note 2(a)...................................                  $ 13,438
      Distribution fee--Note 2(b)............................................                     3,216
      Trustees' fees and expenses--Note 2(c).................................                       274
      Service fee--Note 2(b).................................................                       116
                                                                                               --------
          Total Expenses....................................................                                     17,044
                                                                                                               --------
          INVESTMENT INCOME--NET............................................                                    129,408
                                                                                                               --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 3:
    Net realized gain on investments........................................                   $ 26,496
    Net realized (loss) on financial futures................................                     (4,415)
                                                                                               --------
      Net Realized Gain.....................................................                                     22,081
    Net unrealized appreciation on investments..............................                                     95,067
                                                                                                               --------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                    117,148
                                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $246,556
                                                                                                               --------
                                                                                                               --------

                    See notes to financial statements.

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                     Six Months Ended      Year Ended
                                                                                     December 31, 1995       June 30,
                                                                                         (Unaudited)          1995*
                                                                                         -----------       ----------
OPERATIONS:
    Investment income-net................................................                $  129,408        $  274,395
    Net realized gain on investments.....................................                    22,081             5,110
    Net unrealized appreciation on investments for the period............                    95,067            74,362
                                                                                         ----------        ----------
        Net Increase In Net Assets Resulting From Operations.............                   246,556           353,867
                                                                                         ----------        ----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income--net:
      Class A Shares.....................................................                   (55,972)         (128,592)
      Class B Shares.....................................................                      (206)            --
      Class C Shares.....................................................                    (1,713)             (571)
      Class R Shares.....................................................                   (74,015)         (145,224)
    From net realized gain on investments:
      Class A Shares.....................................................                     --               (7,144)
      Class R Shares.....................................................                     --               (6,625)
    In excess of net realized gain on investments:
      Class A Shares.....................................................                     --               (3,114)
      Class R Shares.....................................................                     --               (2,887)
                                                                                         ----------        ----------
        Total Dividends..................................................                  (131,906)         (294,157)
                                                                                         ----------        ----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                    48,240         2,659,825
      Class B Shares.....................................................                    20,000                15
      Class C Shares.....................................................                    76,307            66,765
      Class R Shares.....................................................                   254,000         2,784,534
    Dividends reinvested:
      Class A Shares.....................................................                    40,877            95,205
      Class B Shares.....................................................                       208             --
      Class C Shares.....................................................                     1,565               528
      Class R Shares.....................................................                     6,949             9,422
    Cost of shares redeemed:
      Class A Shares.....................................................                   (81,893)       (3,357,585)
      Class B Shares.....................................................                     --                --
      Class C Shares.....................................................                  (146,813)            --
      Class R Shares.....................................................                   (64,000)       (2,376,553)
                                                                                         ----------        ----------
        Increase (Decrease) In Net Assets From Beneficial Interest Transactions             155,440          (117,844)
                                                                                         ----------        ----------
          Total Increase (Decrease) In Net Assets........................                   270,090           (58,134)
NET ASSETS:
    Beginning of period..................................................                 5,252,206         5,310,340
                                                                                         ----------        ----------
    End of period [including distributions in excess of investment
      income-net; ($2,498) on December 31, 1995].........................                $5,522,296        $5,252,206
                                                                                         ----------        ----------
                                                                                         ----------        ----------

-----------------
(*) On October 17, 1994, Investor shares and Trust shares were redesignated
    Class A shares and Class R shares, respectively. The Fund commenced selling Class B and C shares on December 28, 1994.

                   See notes to financial statements.

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                  Shares
                                                    -----------------------------------------------------------------
                                                                 Class A                          Class B
                                                     -------------------------------   ------------------------------
                                                     Six Months Ended    Year Ended    Six Months Ended    Year Ended
                                                     December 31, 1995     June 30,    December 31, 1995     June 30,
                                                         (Unaudited)         1995         (Unaudited)          1995
                                                     ----------------     ----------   ----------------    ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                     3,741          216,459           1,550               1
    Shares issued for dividends reinvested                   3,173            7,633              16            --
    Shares redeemed.....................                    (6,349)        (272,051)           --              --
                                                           -------         --------         -------         --------
      Net Increase (Decrease) In
        Shares Outstanding..............                       565         (47,959)           1,566                1
                                                           -------         --------         -------         --------
                                                           -------         --------         -------         --------


                                                                                  Shares
                                                    -----------------------------------------------------------------
                                                                 Class C                          Class R
                                                     -------------------------------   ------------------------------
                                                     Six Months Ended    Year Ended    Six Months Ended    Year Ended
                                                     December 31, 1995     June 30,    December 31, 1995     June 30,
                                                         (Unaudited)         1995         (Unaudited)          1995
                                                     ----------------     ----------   ----------------    ----------
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold.........................                     5,985            5,292          19,750          224,379
    Shares issued for dividends reinvested                     121               42             539              756
    Shares redeemed.....................                   (11,374)           --             (5,010)        (191,061)
                                                           -------         --------         -------         --------
      Net Increase (Decrease) In
        Shares Outstanding..............                    (5,268)           5,334          15,279           34,074
                                                           -------         --------         -------         --------
                                                           -------         --------         -------         --------

                  See notes to financial statements.

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Class A Shares
                                       -------------------------------------------------------------------------------------
                                       Six Months Ended    Year Ended   Period Ended            Year Ended November 30,
                                       December 31, 1995    June 30,      June 30,       -----------------------------------
PER SHARE DATA:                            (Unaudited)     1995(1)(2)  1994(1)(2)(3)     1993(1)        1992           1991
                                       -----------------   ----------  -------------     -------       -------        ------
    Net asset value, beginning
      of period.....................          $12.71         $12.59        $13.04         $12.70        $12.34        $12.02
                                              ------         ------        ------         ------        ------        ------
    Investment Operations:
    Investment income-net(4).......              .30            .60           .35            .66           .68           .70
    Net realized and unrealized
      gain (loss) on investments                 .27            .17          (.45)           .46           .36           .32
                                              ------         ------        ------         ------        ------        ------
      Total from Investment
          Operations...............              .57            .77          (.10)          1.12          1.04          1.02
                                              ------         ------        ------         ------        ------        ------
    Distributions:
    Dividends from investment
      income-net...................             (.30)          (.60)         (.35)          (.66)         (.68)         (.70)
    Dividends from net realized gain
      on investments...............               --           (.04)           --           (.12)           --            --
    Dividends in excess of net realized
      gain on investments.........                --           (.01)           --             --            --            --
                                              ------         ------        ------         ------        ------        ------
      Total Distributions.........              (.30)          (.65)         (.35)          (.78)         (.68)         (.70)
                                              ------         ------        ------         ------        ------        ------
    Net asset value, end of period            $12.98         $12.71        $12.59         $13.04        $12.70        $12.34
                                              ------         ------        ------         ------        ------        ------
                                              ------         ------        ------         ------        ------        ------

TOTAL INVESTMENT RETURN(5)........              9.03%(6)       6.39%         (.80%)(7)      9.00%         8.65%         8.71%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets(8)...............               .75%(6)        .75%          .57%(6)        .46%          .45%          .45%
    Ratio of net investment income
      to average net assets.......              4.58%(6)       4.83%         4.66%(6)       5.11%         5.43%         5.74%
    Portfolio Turnover Rate.......             22.41%(7)      32.00%        13.00%(7)      32.00%         --            --
    Net Assets, end of period
      (000's Omitted).............            $2,398         $2,340        $2,922         $2,100        $5,308        $5,202

---------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A shares. The Financial Highlights for the year ended
    June 30, 1995 are based upon a Class A share (formerly Investor shares) outsta nding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor Share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992 and 1991 were $.28, $.42, $.52 and $.52, respectively.
(5) Exclusive of sales load.
(6) Annualized.
(7) Not annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992 and 1991 were 1.51%, 2.32%, 1.70% and 1.88%, respectively.

See notes to financial statements

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                     Class B
                                     Shares          Class C Shares                             Class R Shares
                                 -------------   -----------------------     -----------------------------------------------------
                                   Six Months    Six Months                  Six Months
                                      Ended        Ended         Period        Ended          Year        Period         Period
                                   December 31,  December 31,     Ended      December 31,     Ended        Ended          Ended
                                       1995         1995         June 30,       1995         June 30,     June 30,     November 30,
PER SHARE DATA:                  (Unaudited)(1)  (Unaudited)      1995(2)    (Unaudited)      1995(3)    1994(3)(4)       1993(5)
                                  ------------    ---------      -------      ---------      -------    -----------    -----------
    Net asset value, beginning
      of period................       $12.71        $12.71        $12.21        $12.71        $12.59        $13.04        $12.85
                                      ------        ------        ------        ------        ------        ------        ------
    Investment Operations:
    Investment income--net.....          .28           .28           .28           .31           .64           .37(6)        .57(6)
    Net realized and unrealized
      gain (loss) on investments         .29           .28           .49           .28           .17          (.45)          .31
                                      ------        ------        ------        ------        ------        ------        ------
      Total from Investment
          Operations...........          .57           .56           .77           .59           .81          (.08)          .88
                                      ------        ------        ------        ------        ------        ------        ------
    Distributions:
    Dividends from investment
      income-net...............         (.28)         (.28)         (.27)         (.32)         (.64)         (.37)         (.57)
    Dividends from net realized
      gain on investments......         --            --            --            --            (.04)         --            (.12)
    Dividends in excess of net
      realized gain on investments      --            --            --            --            (.01)         --            --
                                      ------        ------        ------        ------        ------        ------        ------
      Total Distributions......         (.28)         (.28)         (.27)         (.32)         (.69)         (.37)         (.69)
                                      ------        ------        ------        ------        ------        ------        ------
    Net asset value, end of period    $13.00        $12.99        $12.71        $12.98        $12.71        $12.59        $13.04
                                      ------        ------        ------        ------        ------        ------        ------
                                      ------        ------        ------        ------        ------        ------        ------

TOTAL INVESTMENT RETURN(7).....         8.89%(8)      8.75%(8)      6.39%(9)      9.28%(8)      6.65%         (.67%)(9)     6.95%(9)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets...............         1.22%(8)      1.24%(8)      1.25%(8)       .50%(8)       .50%        .29%(8)(10) .25%(8)(10)
    Ratio of net investment income
      to average net assets....         3.98%(8)      4.17%(8)      4.34%(8)      4.82%(8)      5.08%         4.94%(8)      5.20%(8)
    Portfolio Turnover Rate....        22.41%(9)     22.41%(9)     32.00%(9)     22.41%(9)     32.00%        13.00%(9)     32.00%(9)
    Net Assets, end of period
      (000's Omitted)..........          $20            $1           $68        $3,103        $2,844        $2,388        $2,542

------------------
(1)  The Fund commenced selling Class B shares on December 28, 1994.
(2)  The Fund commenced selling Class C shares on December 28, 1994.
(3) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(5) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon a Retail share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(6) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.30 and $.36, respectively.
(7)  Exclusive of sales load.
(8)  Annualized.
(9)  Not annualized.
(10) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were 1.23% and 2.22%, respectively.

            See notes to financial statements.

Premier Limited Term New York Municipal Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term New York Municipal Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

    Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

earned from settlement date and recognized on the accrual basis.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    (c) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. TheFund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to ''mark to market'' on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1995, there were no financial futures contracts outstanding.

    (d) Concentration of Risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (e) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).

    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the six months ended December 31, 1995, the service fee for Class B and Class C shares was $13 and $103, respectively. For the six months ended December 31, 1995, the distribution fee for Class A, Class B and Class C shares was $2,985, $26 and $205, respectively.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the six months ended December 31, 1995, amounted to $1,312,808 and $1,169,528, respectively.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Limited Term
New York Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                      LTNYSA9512